EXHIBIT 99





                                CON-WAY INC.

                    RESTRICTED STOCK UNIT GRANT AGREEMENT

THIS AGREEMENT, granted on the ____ day of ____________, 2008 ("Grant Date"), by Con-way Inc., a Delaware corporation (hereinafter called "Company") to [FIRST NAME] [MI] [LAST NAME](hereinafter called "Recipient").

                                 WITNESSETH:

WHEREAS, the Company has adopted the Con-way Inc. 2006 Equity and Incentive Plan, as amended from time to time (as so amended, the "Plan"), which Plan is incorporated into this Agreement by reference;

WHEREAS, the Company encourages its executive officers to own securities of the Company and thereby to align their interests more closely with the interests of the other stockholders of the Company, desires to motivate Recipient by providing Recipient with a direct interest in the Company's attainment of its financial goals, and desires to provide a financial incentive that will help attract and retain the most qualified executive officers; and

WHEREAS, the Company has determined that it would be to the advantage and interest of the Company and its stockholders to issue to Recipient the Restricted Stock Units (as defined below) provided for in this Agreement as an incentive for increased efforts and successful achievements;

NOW, THEREFORE, the Company hereby grants to Recipient the Restricted Stock Units provided for in this Agreement upon the following terms and conditions:

   1.Defined Terms.   Except  as  otherwise indicated herein, all capitalized
     terms used in this Agreement without definition shall have the meanings given to such terms in the Plan.

   2.Restricted Stock Units.  As of the Grant Date, the Company hereby grants
     Recipient [# 2008 RESTRICTED STOCK UNITS] units pursuant to Section 10 of the Plan (hereinafter called the "Restricted Stock Units"), subject to the requirement that Recipient remains an Active Full-Time Employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date through the applicable Vesting Date for such Restricted Stock Units as set forth in Section 3. As used herein, "Active Full-Time Employee" of the Company, a Subsidiary or an Affiliate means a full-time employee who (i) is actively employed by the Company, a Subsidiary or an Affiliate or (ii) is on an authorized medical, disability or other leave from the Company, a Subsidiary or an Affiliate. The number of Restricted Stock Units granted hereunder will be adjusted from time to time for changes in capitalization, as provided in the Plan.

   3.Vesting; Settlement.

     (a) Subject to subsections (b) and (c) of this Section 3, all Restricted Stock Units shall vest on the third (3rd) anniversary of the Grant Date, provided that Recipient has been an Active Full-Time Employee of the Company, a Subsidiary, or an Affiliate at all times during the period from the Grant Date until such date.

     (b) All Restricted Stock Units (if any) which have not vested shall vest upon the earliest to occur of the following, provided that Recipient has been an Active Full-Time employee of the Company, a Subsidiary or an Affiliate at all times during the period from the Grant Date until the date of such occurrence:

          (1)  Recipient's death;

          (2) Termination of Recipient's employment with the Company, a Subsidiary or an Affiliate as a result of a Disability; or

          (3) Upon a "Change in Control" (as defined in the Plan) applicable to Recipient (whether or not Recipient remains an employee of the Company, a Subsidiary or an Affiliate following such Change in Control).

          As used herein, "Disability" means a substantial mental or physical disability, as determined by the Committee in its sole discretion.

     (c) A pro rata portion of all Restricted Stock Units which have not vested shall vest upon Recipient's Normal Retirement. Such pro rata portion shall equal the number of unvested Restricted Stock Units, multiplied by a fraction, the numerator of which is the number of full months elapsing from the Grant Date to the date of Recipient's Normal Retirement, and the denominator of which is 36. "Normal Retirement" means retirement on or after age 65 (Normal Retirement Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service (as defined in a retirement plan of the Company, a Subsidiary or an Affiliate applicable to Recipient) equal to at least 85 (the Rule of 85). For the avoidance of doubt, any Restricted Stock Units that do not vest pursuant to this Section 3(c) (i.e., the non-pro rata portion) shall be automatically, immediately and irrevocably forfeited upon Recipient's Normal Retirement.

     (d) All Restricted Stock Units (if any) which have not vested shall be automatically, immediately and irrevocably forfeited if Recipient ceases to be an Active Full-Time Employee of the Company, a Subsidiary or an Affiliate for any reason other than as a result of an occurrence described in subsections (b) or (c) above. Upon forfeiture of any Restricted Stock Units, all right, title and interest of Recipient in such Restricted Stock Units, and in any distributions contemplated by Section 4 (other than cash dividends received by Recipient pursuant to Section 4 prior to such forfeiture), shall thereupon cease; and all right, title and interest in and to such Restricted Stock Units and distributions shall vest in the Company, with no compensation or consideration to Recipient.

     (e) Each vested Restricted Stock Unit will be settled by the delivery of one share of Stock to Recipient, as soon as practicable after the applicable vesting date with respect to each such Restricted Stock Unit, subject to satisfaction of tax withholding obligations (as described in Section 5) and compliance with securities laws and other applicable laws.

     (f) For avoidance of doubt, only shares of Stock shall be issuable upon the settlement of Restricted Stock Units, not cash. The Company shall not be required to issue fractional shares of Stock upon settlement of the Restricted Stock Units.

   4.Dividend Equivalents.

     (a) Recipient shall not be entitled to receive Dividend Equivalents with respect to the Restricted Stock Units and Additional Securities held by Recipient in the event that the Board declares a cash dividend on the Company's Stock.

     (b) If the Board declares a dividend on the Company's Stock (other than a cash dividend) including, but not by way of limitation, warrants and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization, Recipient will be entitled to Dividend Equivalents equal to the value (as determined by the Committee in its sole discretion) of dividends payable on the same number of shares of Stock as the number of Restricted Stock Units and Additional Securities (as defined below) then held by Recipient. Any such Dividend Equivalents will be in the form of additional whole Restricted Stock Units, which Restricted Stock Units shall be subject to the same terms and vesting conditions as the underlying Restricted Stock Units or Additional Securities with respect to which they were issued (such additional Restricted Stock Units being referred to as "Additional Securities"). The number of additional Restricted Stock Units Recipient will receive shall be determined by dividing the value (as determined by the Committee in its sole discretion) of dividends payable per share of Stock on a given date by the Fair Market Value per share of Stock on such date (rounded down to the nearest whole share).

   5.Taxes.

     (a) Recipient agrees to make appropriate arrangements for the satisfaction of any federal, state or local income, employment or other tax withholding requirements (collectively, the "Taxes") applicable to the grant of Restricted Stock Units hereunder, the vesting of Restricted Stock Units, Recipient's receipt of Stock upon the settlement of vested Restricted Stock Units, the payment of Dividend Equivalents pursuant to Section 4 or any other taxable event with respect to such Restricted Stock Units.

     (b) The amount necessary to pay the Taxes may be delivered to the Company by any of the following means (in addition to the Company's right to withhold from any compensation or other amounts payable to Recipient by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Stock from the shares of Stock otherwise issuable hereunder, provided, however, that no shares of Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Stock.

   6.Committee Decisions Conclusive. All decisions of the Committee upon any question arising under the Plan or under this Agreement shall be final and binding on all parties (except as otherwise resolved or settled pursuant to the claims procedures set forth in Section 15 of the Plan).

   7.No Right to Continued  Employment,  etc.   None  of  this Agreement, the
     grant of Restricted Stock Units hereunder, the vesting of Restricted Stock Units, Recipient's receipt of Stock upon the settlement of vested Restricted Stock Units or any other agreement entered into pursuant hereto (i) shall confer upon Recipient the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Recipient's employment.

   8.No  Rights as Stockholder Prior to Issuance  of  Stock;  Securities  Law
     Compliance. The Recipient shall not have any rights as a stockholder of the Company (including any voting rights) by virtue of the grant of Restricted Stock Units hereunder or the vesting of Restricted Stock Units, prior to the time that shares of Stock are issued to Recipient in accordance with the terms of this Agreement and the Plan. No shares of Stock shall be issued upon the vesting of Restricted Stock Units unless such shares are either (a) then registered under the Securities Act or
     (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The award of Restricted Stock Units, the vesting of Restricted Stock Units or the settlement of vested Restricted Stock Units under this Agreement must also comply with other applicable laws and regulations, and shares of Stock will not be issued if the Company determines that such issuance would not be in material compliance with such laws and regulations.

   9.Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement or the Plan shall be sufficiently given or served hereunder to any party when transmitted by registered or certified mail, postage prepaid, addressed to the party to be served as follows:

     Company:  Con-way Inc.
               2855 Campus Drive, Suite 300
               San Mateo, CA  94403
               Attn.:  Corporate Secretary

     Recipient:At  Recipient's  address  as  it  appears  under   Recipient's
               signature to this Agreement, or the last address provided by Recipient to the Company.

   10.Transferability.  None  of  the  Restricted  Stock  Units,  the  vested
     Restricted Stock Units, or any beneficial interest in any of the foregoing, may be transferred in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, Recipient may designate a beneficiary for the shares of Stock that may be issuable upon the settlement of vested Restricted Stock Units, in the event of Recipient's death, by completing the Company's approved beneficiary designation form and filing such form with the Company's Corporate Human Resources Department. The terms of this Agreement shall be binding upon Recipient's executors, administrators, heirs, successors, and transferees.

   11.Amendment;  Modification.   This  Agreement  may  not  be  modified  or
     amended, except for a unilateral amendment by the Company that does not materially adversely affect the rights of Recipient under this Agreement. No party to this Agreement may unilaterally waive any provision hereof, except in writing. Any such modification, amendment or waiver signed by, or binding upon, Recipient, shall be valid and binding upon any and all persons or entities who may, at any time, have or claim any rights under or pursuant to this Agreement.

   12.Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

   13.Successors.   Except  as  otherwise  expressly  provided  herein,  this
     Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

   14.Governing Law. The interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of Delaware without regard to principles of conflicts of laws. Recipient hereby agrees to submit to the jurisdiction and venue of the courts of the State of California and Federal Courts of the United States of America located within the County of Santa Clara for all actions relating to the Restricted Stock Units, the vested Restricted Stock Units, the shares of Stock issued upon settlement of the vested Restricted Stock Units, any Dividend Equivalents, this Agreement, or the Plan. Recipient further agrees that service may be made upon him or her in such action or proceeding by first class, certified or registered mail, to the last address provided to the Company.

   15.Governing Plan Document.   This  award is subject to all the provisions
     of the Plan, which hereby are incorporated herein, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

   16.Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be deemed one original.

   17.Code Section 409A.

     (i) Anything to the contrary in this Agreement notwithstanding, if (i) the Restricted Stock Units are settled on account of Recipient's "Separation from Service" (other than death) (as that term is defined in the 2005 Deferred Compensation Plan for Executives and Key Employees (the "DCP")) following the date that Recipient becomes eligible for Normal Retirement, and (ii) Recipient is a "Specified Employee" (as that term is defined in the DCP) at the time of the Separation from Service, then to the extent required in order to comply with Section 409A of the Code, no Stock shall be delivered or other payment otherwise shall be made to Recipient prior to the earlier of (i) the first day of the seventh month following the date of the Separation from Service or (ii) the date of Recipient's death.

     (ii) The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all vesting or delivery of shares of Stock provided under this Agreement are made in a manner that complies with Section 409A of the Code and the Treasury Regulations and other IRS guidance issued thereunder. It is the Company's intention that this Agreement and the award of Restricted Stock Units, the vesting of Restricted Stock Units and the settlement of vested Restricted Stock Units hereunder shall comply with Section 409A of the Code; this Agreement shall be interpreted in a manner consistent with such intention.


IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                               CON-WAY INC.


                               By:  __________________________________
                                    Jennifer W. Pileggi
                                    Sr. VP General Counsel & Secretary
                                    2855 Campus Drive, Suite 300
                                    San Mateo, CA  94403



Acknowledgements: The undersigned Recipient acknowledges receipt of, and understands and agrees to, the terms and conditions of this Restricted Stock Unit Grant Agreement and the Plan. Recipient further acknowledges that as of the Grant Date, this Restricted Stock Unit Grant Agreement and the Plan set forth the entire understanding between Recipient and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.

                               RECIPIENT


                               By:_______________________________________
                                  [NAME]
                                  [ADDRESS]



                                    ,